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                                                                     Exhibit T3F


                             CROSS-REFERENCE TABLE*

Trust Indenture
  Act Section                               Indenture Section
---------------                             -----------------
   310(a)(1)                                      7.10
      (a)(2)                                      7.10
      (a)(3)                                      N.A.
      (a)(4)                                      N.A.
      (b)                                         7.08; 7.10; 12.02
      (c)
   N.A.
   311(a)                                         7.11
      (b)                                         7.11
      (c)                                         N.A.
   312(a)                                         2.05
      (b)                                         12.03
      (c)                                         12.03
   313(a)                                         7.06
      (b)(1)                                      N.A.
      (b)(2)                                      7.06
      (c)                                         7.06; 12.02
      (d)                                         7.06
   314(a)                                         4.08; 12.02
      (b)                                         N.A.
      (c)(1)                                      12.04
      (c)(2)                                      7.02; 12.04
      (c)(3)                                      N.A.
      (d)                                         N.A.
      (e)                                         12.05
      (f)                                         N.A.
   315(a)                                         7.01(b)
      (b)                                         7.05; 12.02
      (c)                                         7.01(a)
      (d)                                         7.01(c)
      (e)                                         6.11
   316(a)(last sentence)                          2.09
      (a)(1)(A)                                   6.05
      (a)(1)(B)                                   6.04
      (a)(2)                                      N.A.
      (b)                                         6.07
   317(a)(1)                                      6.08
      (a)(2)                                      6.09
      (b)                                         2.04
   318(a)                                         12.01

---------------------
N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.